                                  FUND PROFILE
                                      FOR

                                    VANGUARD
                                ASSET ALLOCATION
                                      FUND

                               February 16, 1996

                          [THE VANGUARD GROUP(R) LOGO]

1    OBJECTIVE
Vanguard Asset Allocation Fund seeks to provide capital growth and income by investing in a mix of stocks, bonds, and money market instruments. The Fund may not meet these objectives.

2    INVESTMENT STRATEGIES
The Fund's assets are allocated among stocks of large companies, long-term U.S. Treasury bonds, and money market instruments in a mix that, the Fund's adviser estimates, will take advantage of the current market conditions. There are no limits on the amount of assets that can be invested in each class.

3    RISKS
Investors in the Fund are exposed to . . .

- A HIGH degree of stock market risk (the possibility that stock prices in general will decline over short or extended periods) because of the Fund's stock holdings.

- A HIGH degree of interest rate risk (the possibility that bond prices will fall as interest rates rise--and vice versa) because of the Fund's bond holdings. For instance, a 2% increase in interest rates could cause a 20-year bond to drop approximately 20% in value, while a 2% decrease in rates would cause the same bond to rise about 22% in value.

- A HIGH degree of manager risk (the possibility that the Fund's adviser may do a poor job of allocating assets among the classes).

4    APPROPRIATENESS
This Fund may be suitable for investors who . . .

- Want a balanced investment program that includes the three major asset classes (stocks, bonds, and money market instruments).

- Plan to invest for at least five years.

- Want a fund that offers less investment risk and share-price fluctuation than a fund made up entirely of stocks.

The Fund is not suitable for investors who . . .

- Cannot tolerate fluctuating share prices.
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5    FEES AND EXPENSES
Vanguard Asset Allocation Fund--like all Vanguard Funds--is offered on a pure no-load basis (that is, the Fund has no 12b-1 fees or charges to buy or sell shares).

The Fund's operating expenses are deducted from its total assets before daily share prices and income distributions are calculated. The Fund's expense ratio for fiscal year 1995 was 0.49% of assets.

    ANNUAL FUND OPERATING EXPENSES
    -----------------------------------------------
    Investment Advisory Fees  . . . . . . .   0.14%
    Distribution Costs  . . . . . . . . . .   0.02
    Other Expenses  . . . . . . . . . . . .   0.33
                                              ----
    Total Operating Expenses  . . . . . . .   0.49%
                                              ====

The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and
(2) redemption at the end of each period.

   1 Year       3 Years       5 Years      10 Years
   ------------------------------------------------
     $5           $16           $27           $62

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

6    PAST PERFORMANCE

                      PERFORMANCE
              ANNUAL RETURNS (%) 1989-1995

               VANGUARD ASSET         S&P 500
              ALLOCATION FUND         INDEX*
'89                21.7                 31.7
'90                 0.9                 -3.2
'91                25.6                 30.6
'92                 7.5                  7.6
'93                13.5                 10.1
'94                -2.3                  1.3
'95                35.5                 37.6


                  PERFORMANCE SUMMARY
           (PERIOD ENDED DECEMBER 31, 1991)

                         AVERAGE ANNUAL TOTAL RETURN
                      ASSET ALLOCATION FUND    S&P 500*
   1 Year                  +35.46%             +37.58%

   5 Years                 +15.18%             +16.59%

   Since Inception**       +14.35%             +15.19%

Note: In evaluating past performance, it is important to consider that returns from stocks and bonds were close to their highest levels in history during the past ten years. Past performance is not indicative of future performance.

Performance figures include the reinvestment of all dividends and any capital gains distributions. All returns are net of expenses. The performance data quoted represent past performance. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

*The Standard & Poor's 500 Composite Stock Price Index is a diversified group of 500 securities used to measure U.S stock market performance. An index is unmanaged; you cannot invest in an index.

**Since Fund's inception, November 3, 1988.

"Standard & Poor's(R)" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc.

7   INVESTMENT ADVISER
The Fund is managed by Mellon Capital Management Corporation, which manages total assets of more than $40 billion.

8    PURCHASES
You may purchase shares by mail, wire, or exchange from another Vanguard Fund. The minimum initial investment is $3,000 ($1,000 for IRAs and custodial accounts).

9    REDEMPTIONS
You may redeem shares by sending a letter to or calling Vanguard. The Fund's share price is expected to fluctuate and, at redemption, may be higher or lower than at the time of initial purchase, resulting in a gain or loss.

10  DISTRIBUTIONS
The Fund expects to pay dividends semi-annually. Capital gains distributions, if any, are paid annually. Dividend and capital gains distributions can be automatically reinvested or received in cash.

11  OTHER SERVICES
- Vanguard Fund Express(R)--electronic transfers between your bank account and the Fund.

- Vanguard Tele-Account(R)--around-the-clock access to Vanguard Fund information, account balances, and some transactions by calling 1-800-662-6273 (ON-BOARD).

- Investor Information--toll-free access to Vanguard Associates by calling 1-800-662-7447 (SHIP).

                                  [SHIP LOGO]

                         This Fund Profile contains key
                information about the Fund. More details appear
                     in the Fund's accompanying prospectus.


 0296-5M            (C) 1996 Vanguard Marketing Corporation, Distributor    FP78